UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) June 4, 2003
                                                          ------------


                          TEMECULA VALLEY BANCORP INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)




          DELAWARE                                               46-0476193
----------------------------          -------------          -------------------
(State or other jurisdiction          (File number)           (I.R.S. Employer
    of incorporation)                                        Identification No.)



     27710 Jefferson Avenue,
    Suite A100, Temecula, CA                                    92590
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(Address of principal executive office)                      (Zip Code)


Registrant's telephone number, including area code: (909) 694-9940
                                                    --------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (C)  Exhibits

               99       Press Release

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: June 4, 2003                   TEMECULA VALLEY BANCORP INC.


                                      By: /S/__Stephen H. Wacknitz_______
                                          Stephen H. Wacknitz
                                          President and Chief Executive Officer



                                      By: /S/__DONALD A. PITCHER_________
                                          DONALD A. PITCHER
                                          Senior Vice President
                                          Chief Financial Officer




                                  EXHIBIT INDEX


EXHIBIT NO.             DESCRIPTION                     PAGE NO.
-----------             -----------                     --------

99                      Press Release                      3




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                                                           EXHIBIT 99

  Temecula Valley Bancorp Receives Elite Blue Ribbon Rating from VERIBANC Inc.

    TEMECULA, Calif.--(BUSINESS WIRE)--June 4, 2003--Temecula Valley Bancorp (OTCBB:TMCV) has recently earned the prestigious "Blue Ribbon Bank" designation by VERIBANC Inc. for the quarter ended September 2002.
    The Blue Ribbon Bank award, reserved for highly rated institutions that demonstrate exceptional attention to safety, soundness and financial strength, is the oldest national accolade presented to banks by private sector analysis. This is the highest award from VERIBANC and is based on Temecula Valley Bancorp's strong performance for the quarter ended September, 2002.
    The financial strength required for a bank to be designated as "Blue Ribbon" involves 20 different safety aspects of the institution's operations. These include the Bancorp's balance sheet, income statement, loan portfolio, compliance with federal capital requirements, off-balance sheet exposure and the condition of any affiliated banks.
    According to VERIBANC, VERIBANC's Blue Ribbon Award has been called "the next best thing to a guarantee against failure."
    VERIBANC Inc. is an independent bank research firm that assesses on a quarterly basis, the financial health of approximately 20,000 federally-insured banks, thrifts and credit unions.
    Temecula Valley Bank was established in 1996 and operates full service offices in Temecula, Murrieta, Fallbrook, Escondido and El Cajon. Temecula Valley Bancorp was established in June 2002 and operates as a one-bank holding company for Temecula Valley Bank. As a Preferred Lender (PLP) since 1998, the locally owned and operated bank also has SBA loan production offices in Sherman Oaks, CA, Fresno CA, Chico, CA, Santa Ana, CA, Bellevue, WA, Raleigh, NC, Greenville, SC, Knoxville, TN, Tampa/St. Petersburg FL, Coral Springs, FL, Jacksonville, FL, Atlanta, GA, and Bethesda, MD. The Bancorp's common stock is traded over the counter with the stock symbol TMCV.OB and the banks' Internet website can be reached at www.temvalbank.com.

    CONTACT: Temecula Valley Bank
             Stephen H. Wacknitz, 909/694-9940



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